MERRILL LYNCH
FEDERAL
SECURITIES TRUST




FUND LOGO




Semi-Annual Report

February 28, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER

The US economy ended 1998 on an impressive note as gross domestic product (GDP) growth surged 6.1% in the fourth quarter of 1998 and 4.3% for all of 1998, the strongest rate of growth in 14 years. Consumer spending remains strong as low interest rates coupled with strong equity market gains continue to fuel demand. Nonetheless, global economic growth remains sluggish and turmoil persists, as Brazil devalued its currency during the February quarter.

US economic growth rose sharply in the fourth quarter of 1998 as numerous fundamental factors resulted in strong consumer demand. Strong equity market returns further contributed to household wealth, allowing consumers to spend a greater proportion of their personal incomes. In addition, the US unemployment rate, at 4.3%, remains near a 30-year low. Consequently, as consumers feel more comfortable with job security and employment prospects, confidence increases and consumers tend to spend more. More important, falling interest rates have contributed to a booming housing sector, which has fueled purchases of appliances and other household furnishings. As a result, durable goods purchases rose sharply and added 1.6% to GDP growth during the fourth quarter of 1998. In addition, lower interest rates allowed homeowners to refinance their mortgages, further enabling consumers to pay down debt or make new purchases. While fourth quarter growth was strong, it appears that much of the same economic euphoria is continuing into the first quarter of 1999.

The US housing market continues to exhibit remarkable growth. Through January 1999, existing home sales were reported at a 5.1 million-unit rate, an all-time record, while new home sales were reported at a 1.8 million-unit rate, a 12-year high. Consequently, consumer confidence is back in record territory after dipping slightly in the fourth quarter. The manufacturing sector is beginning to show renewed vigor after a sluggish period. The National Association of Purchasing Managers Index was 52.4 in February, the first reading over 50 in nine months. (A reading above 50 implies that the manufacturing sector expanded during the month.) A lack of corporate pricing power along with declines in oil and import prices continues to keep inflationary pressures subdued. Through February, both the consumer and producer price indexes were up just 1.6% and 0.5%, respectively. However, with the strength of the US economy, interest rates rose sharply as investors believed there might be the possibility of a monetary policy tightening by the Federal Reserve Board.

In his February Humphrey-Hawkins testimony, Federal Reserve Board Chairman Alan Greenspan indicated that the Federal Reserve Board "needs to evaluate whether the full extent of the easings undertaken last fall remain appropriate." Although Chairman Greenspan's statement raised speculation as to whether the Federal Reserve Board will increase interest rates, we believe it will adopt a neutral bias and refrain from raising interest rates in the near term for several reasons. First, while credit market conditions (which prompted the initial easings) have improved, they are still nowhere near the pre-crisis environment of August. Second, the global economic environment remains sluggish and could ultimately affect US growth. Finally, inflation essentially remains non-existent in the current environment. We believe this will allow the Federal Reserve Board additional time to assess the balance of risks to the US economy. However, should the US labor market begin to tighten further or inflation unexpectedly pick up, we expect the Federal Reserve Board to promptly tighten monetary policy.



Merrill Lynch Federal Securities Trust
February 28, 1999


Portfolio Strategy
Merrill Lynch Federal Securities Trust's most recent fiscal quarter was marked by a tumultuous movement in interest rates. After interest rates remained virtually unchanged from November 30, 1998 to the end of January 1999, the relative calm came to an abrupt end. During the February quarter, interest rates moved substantially higher. The yields on two-year, five-year and ten-year Treasury notes rose over the course of the quarter by 61 basis points, 73 basis points and 57 basis points (0.61%, 0.73% and 0.57%), respectively. This correlated into total returns for those securities of -0.13%, -1.91% and -2.92%, respectively, for the quarter ended February 28, 1999. In addition, the 30-year Treasury bond had a total return for the quarter of -6.56%. In short, February was a difficult time for fixed-income securities, and the worst month for Treasury securities since 1980.

However, the Trust had modestly positive returns for the February quarter. This reflected our strategy of focusing on mortgage-backed securities (MBS) issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). Most MBS had positive returns for the February quarter. However, certain low-coupon MBS, in which we had a small position, had negative returns.

We believe that MBS continue to offer value. For example, yields on five-year and ten-year Treasury notes ended the February quarter at 5.22% and 5.28%, respectively. By comparison, a GNMA 6.5% coupon MBS ended February with a price of $99.375 per $100 of face value. This represents almost 125 basis points more in coupon plus a discount price. A 6% FNMA had a price of less than $97, more than a 3-point discount. The coupon and pricing of MBS appear attractive at this time, in our view.

The Trust is currently fully invested, with only 1% of net assets invested in short-term securities. All of our term investments are in MBS, and we are still avoiding prepayment risk. Almost 60% of the Trust's portfolio is invested in issues with coupons of 7% or below. In addition, almost 25% of the Trust's assets is invested in FNMA or FHLMC multi-family MBS which have prepayment penalties to compensate us for unwanted prepayments. Finally, we have some higher-coupon MBS. However, these are older mortgages whose homeowners have not responded to past refinancing opportunities. Therefore, prepayment activity is relatively slow.

In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to discussing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager



April 7, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chair-man since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Federal Securities Trust's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.



Merrill Lynch Federal Securities Trust
February 28, 1999



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                   Ten Years/     Standardized
                                                                     12 Month       3 Month     Since Inception    30-Day Yield
                                                                   Total Return   Total Return    Total Return    As of 2/28/99
ML Federal Securities Trust Class A Shares                            +5.37%          +0.37%        + 40.76%           5.38%
ML Federal Securities Trust Class B Shares                            +4.46           +0.08         + 46.75            4.83
ML Federal Securities Trust Class C Shares                            +4.41           +0.07         + 35.72            4.78
ML Federal Securities Trust Class D Shares                            +5.00           +0.21         +114.33            5.14

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Trust's ten-year/inception periods are: Class A & Class C Shares, from 10/21/94 to 2/28/99; Class B Shares, from 12/23/91 to 2/28/99;
 and Class D Shares, for the ten years ended 2/28/99.


Merrill Lynch Federal Securities Trust
February 28, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +6.58%         +2.32%
Inception (10/21/94)
through 12/31/98                           +8.50          +7.45

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +5.76%         +1.76%
Five Years Ended 12/31/98                  +5.49          +5.49
Inception (12/23/91)
through 12/31/98                           +5.65          +5.65

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/98                        +5.71%         +4.71%
Inception (10/21/94)
through 12/31/98                           +7.62          +7.62

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +6.31%         +2.06%
Five Years Ended 12/31/98                  +6.04          +5.18
Ten Years Ended 12/31/98                   +8.05          +7.61

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Arthur Zeikel, Trustee
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer of Merrill Lynch Federal Securities
Trust has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Trust's Board of Trustees in wishing
Mr. Richard well in his retirement.



Merrill Lynch Federal Securities Trust
February 28, 1999


SCHEDULE OF INVESTMENTS
                                                             Face          Interest          Original            Value
Issue                                                       Amount           Rate        Maturity Date(s)      (Note 1a)

US Government Agency Mortgage-Backed Obligations*--98.97%
Federal Home Loan Mortgage                 #W10002       $ 98,696,800      6.775(2)%        11/01/2003        $ 100,639,893
Corporation Mortgage-Backed Securities--
Multi-Family+++


Federal Home Loan Mortgage Corporation                            563     10.00             7/01/2019                   611
Participation Certificates                                  9,000,373     10.50        9/01/2000--9/01/2020       9,934,233
                                                            2,224,271     11.00        8/01/2010--9/01/2020       2,481,542
                                                            2,209,773     11.50       12/01/2011--6/01/2020       2,507,690
                                                              962,743     12.00        7/01/1999--6/01/2020       1,099,374
                                                            1,814,964     12.50       10/01/1999--7/01/2019       2,096,328
                                                            2,611,430     13.00        8/01/1999--2/01/2016       3,038,316


Federal Home Loan Mortgage Corporation                        291,837      6.00             4/01/2009               290,325
Participation Certificates--Gold Program                      200,079      6.50             9/01/2013               201,453
                                                           49,143,752      6.50       2/01/2028--10/01/2028      48,836,604
                                                          145,533,090      7.00        1/01/2008--3/01/2013     148,530,928
                                                           17,572,573      7.00             9/01/2028            17,797,677
                                                           18,729,138      7.50        5/01/2009--8/01/2017      19,316,158
                                                           17,643,556      8.00       1/01/2007--10/01/2027      18,174,325
                                                            5,211,816      8.50        1/01/2025--7/01/2025       5,486,466
                                                            3,055,182     10.50       10/01/2020--12/01/2020      3,354,009


Federal Home Loan Mortgage                 Trust 177       39,234,383      7.00             7/01/2026            40,195,335
Corporation REMICs**                       Trust 134        1,178,195      9.00(1)          4/15/2022               260,676
                                           Trust 1220       5,889,613     10.00             2/15/2022             5,904,276


Federal National Mortgage Association                     184,516,686      6.00     11/01/2023--12/01/2028(11)  178,808,279
                                                          365,809,131      6.50       12/01/2008--9/01/2028     365,751,023
                                                                  712      7.50             1/01/2025                   731
                                                              747,116      8.00        9/01/2024--9/01/2027         777,233
                                                            8,616,301      8.50        5/01/2010--5/01/2018       9,042,391
                                                           16,713,321      8.50(3)          7/15/2023            17,340,071
                                                           11,713,279      9.50             3/01/2020            12,533,208
                                                                5,697     10.50             9/01/2000                 5,828
                                                           20,378,463     11.00       2/01/2011--11/01/2020      22,618,807
                                                               34,411     11.50             6/01/2015                38,508
                                                            1,160,721     13.00        8/01/2010--6/01/2015       1,353,808


Federal National Mortgage Association      #0160465        33,526,504      6.16(8)          8/01/2013            33,861,769
Mortgage-Backed Securities--               #0380332         9,561,761      6.195(7)         6/01/2005             9,570,725
Multi-Family+++                            #0375610        13,837,145      6.465(7)         6/01/2004            13,819,849
                                           #0380021         6,304,392      6.49(9)          1/01/2008             6,296,512
                                           #0073240         4,887,322      6.50(7)          11/01/2002            4,898,013
                                           #0073809        10,462,154      6.515(10)        12/01/2001           10,521,003
                                           #0073894           979,039      6.525(7)         12/01/2003              992,155
                                           #0073885           881,987      6.545(9)         1/01/2007               901,495
                                           #0073873           760,382      6.625(9)         2/01/2007               780,664
                                           #0073221         1,451,499      6.715(7)         10/01/2005            1,491,694
                                           #0375015        19,231,938      6.79(7)          4/01/2004            19,682,687
                                           #0073915         1,509,485      6.87(9)          1/01/2007             1,567,710


Merrill Lynch Federal Securities Trust
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
                                                             Face          Interest          Original            Value
Issue                                                       Amount           Rate        Maturity Date(s)      (Note 1a)

US Government Agency Mortgage-Backed Obligations* (concluded)
Federal National Mortgage Association      #0073910      $ 11,720,739      6.875(9) %       1/01/2007          $ 12,187,474
Mortgage-Backed Securities--               #0375043         3,542,635      6.895(9)         4/01/2007             3,626,773
Multi-Family+++ (concluded)                #0375007        11,982,103      6.94(9)          3/01/2007            12,512,246
                                           #0375012         3,247,974      6.95(9)          4/01/2007             3,393,569
                                           #0073944        13,741,172      6.96(9)          1/01/2007            14,354,690
                                           #0073952         2,766,391      6.96(9)          1/01/2007             2,887,870
                                           #0073946         5,366,808      6.97(9)          2/01/2007             5,607,825
                                           #0073969         7,944,134      7.05(9)          2/01/2007             8,332,846
                                           #0073962         4,650,206      7.085(9)         2/01/2007             4,893,261
                                           #0073967         4,520,880      7.105(9)         2/01/2007             4,583,042
                                           #0073992         2,568,585      7.115(9)         2/01/2007             2,707,295
                                           #0375069         1,073,012      7.122(9)         4/01/2007             1,100,173
                                           #0073943         1,447,499      7.18(4)          2/01/2019             1,469,211
                                           #0073608         4,802,400      7.49(9)          8/01/2006             5,147,684
                                           #0375052         4,695,402      7.50(9)          3/01/2027             4,757,029
                                           #0109076         2,157,317      7.59(9)          8/01/2006             2,320,990
                                           #0160024         5,108,414      7.625(9)         11/01/2003            5,280,823
                                           #0160095         7,138,774      7.66(9)          3/01/2004             7,506,995


Federal National Mortgage Association      98-M1-IO2       98,479,028      0.68635(1)       2/25/2013             4,600,812
Mortgage-Backed Securities--               94-M1-IO        74,675,658      0.87(1)          10/25/2003            2,426,959
REMICs**--Multi-Family+++                  98-M3-B         10,960,597      6.45             8/17/2013            11,070,203
                                           97-M8-A2        19,135,000      7.16             1/25/2022            19,774,827
                                           96-M3-A2        40,500,000      7.41             3/25/2021            40,905,000
                                           94-M3-B          9,361,587      7.71             4/25/2006             9,379,140
                                           94-M4-A         10,162,049      9.08875          8/25/2026            10,174,752


Federal National Mortgage Association      94-56-TB         5,239,230      6.50(1)          7/25/2022             1,505,640
REMICs**                                   Trust 273        5,020,913      7.00(1)          7/01/2026             1,182,792
                                           93-121-SD          758,216     10.00++           2/25/2023               757,589
                                           93-123-S        10,274,195     10.27812++        7/25/2000            10,412,177


Government National Mortgage Association                   49,195,270      6.50       10/15/2023--11/15/2028     48,903,578
                                                          204,727,155      7.00        4/15/2022--7/15/2028     207,605,854
                                                           91,254,294      7.50        1/15/2007--6/15/2028      93,861,818
                                                           69,589,777      8.00        1/15/2024--8/15/2026      72,550,448
                                                           29,165,270     10.00       12/15/2015--12/15/2021     31,678,787
                                                              103,347     10.50       10/15/2014--4/15/2021         112,773
                                                                  282     11.00             1/15/2016                   316
                                                                6,299     11.50             8/15/2013                 7,094


Total US Government Agency Mortgage-Backed Obligations (Cost--$1,812,895,223)                                 1,812,380,737

     Face
    Amount                                                 Issue

Repurchase Agreements***--2.50%
  $45,800,000           Morgan Stanley and Co., purchased on 2/26/1999 to yield 4.73% to 3/01/1999               45,800,000

Total Repurchase Agreements (Cost--$45,800,000)                                                                  45,800,000



Merrill Lynch Federal Securities Trust
February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)
               Nominal Value                                                      Strike     Notification        Value
             Covered by Options                     Issue                         Price          Date          (Note 1a)

Options Purchased--0.00%
Call Options      43,813,840    Government National Mortgage Association,
Purchased                       30-Year, 6.625% Adjustable Rate Mortgage(5)(6)     100       9/20/2011(5)    $        8,763


Total Options Purchased (Cost--$0)                                                                                    8,763


Total Investments (Cost--$1,858,695,223)---101.47%                                                            1,858,189,500


Options Written--0.00%

Put Options       43,813,840    Government National Mortgage Association,
Written                         30-Year, 6.625% Adjustable Rate Mortgage(5)(6)     100       9/20/2011(5)           (70,102)


Total Options Written (Premiums Received--$0)                                                                       (70,102)


Total Investments, Net of Options Written (Cost--$1,858,695,223)--101.47%                                     1,858,119,398

Liabilities in Excess of Other Assets--(1.47%)                                                                  (26,986,996)
                                                                                                             --------------
Net Assets--100.00%                                                                                          $1,831,132,402
                                                                                                             ==============


 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that are non-amortizing and have 7-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
 (5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 6.625% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
 (6)Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
 (7)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
 (8)Represents balloon mortgages that amortize on a 15-year schedule and have 15-year maturities.
 (9)Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(10)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(11)Represents or includes a "to-be-announced" (TBA) transaction.
    The Trust has committed to purchasing securities for which all specific information is not available at this time.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of February 28, 1999.
 +++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government
    Agency Obligations.


See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
February 28, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1999
Assets:             Investments, at value (identified cost--$1,858,695,223)
                    (Note 1a)                                                                            $ 1,858,180,737
                    Options purchased, at value (cost--$0)(Notes 1a & 1c)                                          8,763
                    Receivables:
                      Interest                                                        $    10,009,784
                      Beneficial interest sold                                              2,251,205
                      Principal paydowns                                                      577,733
                      Loaned securities                                                       141,877         12,980,599
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         108,366
                                                                                                         ---------------
                    Total assets                                                                           1,871,278,465
                                                                                                         ---------------


Liabilities:        Options written, at value (premiums received--$0)
                    (Notes 1a & 1c)                                                                               70,102
                    Payables:
                      Securities purchased                                                 29,132,500
                      Beneficial interest redeemed                                          6,676,016
                      Dividends to shareholders (Note 1g)                                   1,749,187
                      Investment adviser (Note 2)                                             660,672
                      Distributor (Note 2)                                                    594,588         38,812,963
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     1,262,998
                                                                                                         ---------------
                    Total liabilities                                                                         40,146,063
                                                                                                         ---------------


Net Assets:         Net assets                                                                           $ 1,831,132,402
                                                                                                         ===============


Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                $     2,569,586
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      7,017,705
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        564,339
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      8,736,015
                    Paid-in capital in excess of par                                                       2,008,638,565
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                (195,817,983)
                    Unrealized depreciation on investments--net                                                 (575,825)
                                                                                                         ---------------
                    Net assets                                                                           $ 1,831,132,402
                                                                                                         ===============


Net Asset Value:    Class A--Based on net assets of $249,179,429 and 25,695,856
                    shares of beneficial interest outstanding                                            $          9.70
                                                                                                         ===============
                    Class B--Based on net assets of $680,341,207 and 70,177,046
                    shares of beneficial interest outstanding                                            $          9.69
                                                                                                         ===============
                    Class C--Based on net assets of $54,705,593 and 5,643,391
                    shares of beneficial interest outstanding                                            $          9.69
                                                                                                         ===============
                    Class D--Based on net assets of $846,906,173 and 87,360,148
                    shares of beneficial interest outstanding                                            $          9.69
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
February 28, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 1999
Investment          Interest and discount earned                                                         $    59,408,453
Income              Other                                                                                        167,772
(Note 1e):                                                                                               ---------------
                    Total income                                                                              59,576,225
                                                                                                         ---------------


Expenses:           Investment advisory fees (Note 2)                                 $     4,340,664
                    Account maintenance and distribution fees--Class B (Note 2)             2,562,621
                    Account maintenance fees--Class D (Note 2)                              1,071,845
                    Transfer agent fees--Class D (Note 2)                                     652,456
                    Transfer agent fees--Class B (Note 2)                                     579,343
                    Transfer agent fees--Class A (Note 2)                                     209,520
                    Account maintenance and distribution fees--Class C (Note 2)               204,121
                    Custodian fees                                                            166,838
                    Accounting services (Note 2)                                              130,795
                    Printing and shareholder reports                                           72,066
                    Professional fees                                                          58,497
                    Registration fees (Note 1f)                                                52,503
                    Transfer agent fees--Class C (Note 2)                                      42,771
                    Trustees' fees and expenses                                                36,311
                    Pricing fees                                                               12,564
                    Loan interest expense                                                       7,084
                    Other                                                                      19,018
                                                                                      ---------------
                    Total expenses                                                                            10,219,017
                                                                                                         ---------------
                    Investment income--net                                                                    49,357,208
                                                                                                         ---------------


Realized &          Realized gain on investments--net                                                          2,101,508
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                         (21,343,679)
Investments--Net                                                                                         ---------------
(Notes 1c,          Net Increase in Net Assets Resulting from Operations                                 $    30,115,037
1e & 3):                                                                                                 ===============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                        For the Six         For the
                                                                                        Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                     Feb. 28, 1999     Aug. 31, 1998
Operations:         Investment income--net                                            $    49,357,208    $   106,153,243
                    Realized gain on investments--net                                       2,101,508         20,630,277
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                      (21,343,679)        10,231,032
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                   30,115,037        137,014,552
                                                                                      ---------------    ---------------


Dividends to        Investment income--net:
Shareholders          Class A                                                              (7,856,886)       (17,554,956)
(Note 1g):            Class B                                                             (16,863,285)       (33,639,686)
                      Class C                                                              (1,247,197)        (1,555,581)
                      Class D                                                             (23,389,840)       (53,403,020)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                          (49,357,208)      (106,153,243)
                                                                                      ---------------    ---------------


Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                       35,937,941       (123,547,460)
Transactions                                                                          ---------------    ---------------
(Note 4):


Net Assets:         Total increase (decrease) in net assets                                16,695,770        (92,686,151)
                    Beginning of period                                                 1,814,436,632      1,907,122,783
                                                                                      ---------------    ---------------
                    End of period                                                     $ 1,831,132,402    $ 1,814,436,632
                                                                                      ===============    ===============


                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
February 28, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A
The following per share data and ratios have been derived       For the Six                                  For the Period
from information provided in the financial statements.          Months Ended                                 Oct. 21, 1994++
                                                                February 28, For the Year Ended August 31,    to August 31,
Increase (Decrease) in Net Asset Value:                             1999       1998      1997       1996++++    1995++++
Per Share           Net asset value, beginning of period         $    9.80  $    9.64  $    9.40  $    9.61   $     9.16
Operating                                                        ---------  ---------  ---------  ---------   ----------
Performance:        Investment income--net                             .28        .60        .64        .64          .58
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.10)       .16        .24       (.21)         .45
                                                                 ---------  ---------  ---------  ---------   ----------
                    Total from investment operations                   .18        .76        .88        .43         1.03
                                                                 ---------  ---------  ---------  ---------   ----------
                    Less dividends from investment
                    income--net                                       (.28)      (.60)      (.64)      (.64)        (.58)
                                                                 ---------  ---------  ---------  ---------   ----------
                    Net asset value, end of period               $    9.70  $    9.80  $    9.64  $    9.40   $     9.61
                                                                 =========  =========  =========  =========   ==========


Total Investment    Based on net asset value per share               1.82%+++   8.10%      9.66%      4.55%       11.56%+++
Return:**                                                        =========  =========  =========  =========   ==========


Ratios to Average   Expenses                                          .68%*      .68%       .65%       .62%         .64%*
Net Assets:                                                      =========  =========  =========  =========   ==========
                    Investment income--net                           5.70%*     6.18%      6.73%      6.64%        7.21%*
                                                                 =========  =========  =========  =========   ==========


Supplemental        Net assets, end of period (in thousands)     $ 249,179  $ 277,568  $ 278,103  $ 231,651   $  223,237
Data:                                                            =========  =========  =========  =========   ==========
                    Portfolio turnover                              39.20%    301.88%    349.05%    204.14%      260.34%
                                                                 =========  =========  =========  =========   ==========

                                                                                       Class B
The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended
                                                               February 28,       For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                            1999       1998       1997      1996++++     1995++++
Per Share           Net asset value, beginning of period         $    9.79  $    9.63  $    9.40  $    9.61   $     9.41
Operating                                                        ---------  ---------  ---------  ---------   ----------
Performance:        Investment income--net                             .24        .53        .57        .57          .60
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.10)       .16        .23       (.21)         .20
                                                                 ---------  ---------  ---------  ---------   ----------
                    Total from investment operations                   .14        .69        .80        .36          .80
                                                                 ---------  ---------  ---------  ---------   ----------
                    Less dividends from investment
                    income--net                                       (.24)      (.53)      (.57)      (.57)        (.60)
                                                                 ---------  ---------  ---------  ---------   ----------
                    Net asset value, end of period               $    9.69  $    9.79  $    9.63  $    9.40   $     9.61
                                                                 =========  =========  =========  =========   ==========


Total Investment    Based on net asset value per share               1.43%+++   7.28%      8.71%      3.72%        8.91%
Return:**                                                        =========  =========  =========  =========   ==========


Ratios to Average   Expenses                                         1.44%*     1.45%      1.42%      1.39%        1.41%
Net Assets:                                                      =========  =========  =========  =========   ==========
                    Investment income--net                           4.94%*     5.42%      5.98%      5.87%        6.39%
                                                                 =========  =========  =========  =========   ==========


Supplemental        Net assets, end of period (in thousands)     $ 680,341  $ 627,818  $ 672,541  $ 924,885   $1,262,985
Data:                                                            =========  =========  =========  =========   ==========
                    Portfolio turnover                              39.20%    301.88%    349.05%    204.14%      260.34%
                                                                 =========  =========  =========  =========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
February 28, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                        Class C
The following per share data and ratios have been derived      For the Six                                  For the Period
from information provided in the financial statements.         Months Ended                                 Oct. 21, 1994++
                                                               February 28,  For the Year Ended August 31,   to August 31,
Increase (Decrease) in Net Asset Value:                             1999       1998       1997     1996++++     1995++++
Per Share           Net asset value, beginning of period         $    9.79  $    9.63  $    9.40  $    9.61   $     9.16
Operating                                                        ---------  ---------  ---------  ---------   ----------
Performance:        Investment income--net                             .24        .52        .56        .56          .51
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.10)       .16        .23       (.21)         .45
                                                                 ---------  ---------  ---------  ---------   ----------
                    Total from investment operations                   .14        .68        .79        .35          .96
                                                                 ---------  ---------  ---------  ---------   ----------
                    Less dividends from investment
                    income--net                                       (.24)      (.52)      (.56)      (.56)        (.51)
                                                                 ---------  ---------  ---------  ---------   ----------
                    Net asset value, end of period               $    9.69  $    9.79  $    9.63  $    9.40   $     9.61
                                                                 =========  =========  =========  =========   ==========


Total Investment    Based on net asset value per share               1.41%+++   7.23%      8.66%      3.67%       10.80%+++
Return:**                                                        =========  =========  =========  =========   ==========


Ratios to Average   Expenses                                         1.49%*     1.51%      1.47%      1.43%        1.47%*
Net Assets:                                                      =========  =========  =========  =========   ==========
                    Investment income--net                           4.89%*     5.35%      5.91%      5.82%        6.28%*
                                                                 =========  =========  =========  =========   ==========


Supplemental        Net assets, end of period (in thousands)     $  54,706  $  43,038  $  28,723  $  22,672   $   15,621
Data:                                                            =========  =========  =========  =========   ==========
                    Portfolio turnover                              39.20%    301.88%    349.05%    204.14%      260.34%
                                                                 =========  =========  =========  =========   ==========

                                                                                       Class D
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                February 28,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                             1999       1998       1997       1996++++    1995++++
Per Share           Net asset value, beginning of period         $    9.79  $    9.63  $    9.40  $    9.61   $     9.41
Operating                                                        ---------  ---------  ---------  ---------   ----------
Performance:        Investment income--net                             .26        .58        .62        .62          .64
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.10)       .16        .23       (.21)         .20
                                                                 ---------  ---------  ---------  ---------   ----------
                    Total from investment operations                   .16        .74        .85        .41          .84
                                                                 ---------  ---------  ---------  ---------   ----------
                    Less dividends from investment
                    income--net                                       (.26)      (.58)      (.62)      (.62)        (.64)
                                                                 ---------  ---------  ---------  ---------   ----------
                    Net asset value, end of period               $    9.69  $    9.79  $    9.63  $    9.40   $     9.61
                                                                 =========  =========  =========  =========   ==========


Total Investment    Based on net asset value per share               1.69%+++   7.84%      9.27%      4.28%        9.48%
Return:**                                                        =========  =========  =========  =========   ==========


Ratios to Average   Expenses                                          .93%*      .93%       .90%       .87%         .89%
Net Assets:                                                      =========  =========  =========  =========   ==========
                    Investment income--net                           5.46%*     5.94%      6.49%      6.39%        6.91%
                                                                 =========  =========  =========  =========   ==========


Supplemental        Net assets, end of period (in thousands)     $ 846,906  $ 866,013  $ 927,756  $ 942,388   $  976,161
Data:                                                            =========  =========  =========  =========   ==========
                    Portfolio turnover                              39.20%    301.88%    349.05%    204.14%      260.34%
                                                                 =========  =========  =========  =========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Federal Securities Trust
February 28, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Trust may purchase or sell financial futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

* Options--The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Federal Securities Trust
February 28, 1999


(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of February 28, 1999, no dollar rolls were in effect.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rates:


Portion of Average Daily Value of Net Assets:        Rate

Not exceeding $500 million                          0.500%
In excess of $500 million but not
exceeding $1 billion                                0.475
In excess of $1 billion but not
exceeding $1.5 billion                              0.450
In excess of $1.5 billion but not
exceeding $2 billion                                0.425
In excess of $2 billion but not
exceeding $2.5 billion                              0.400
In excess of $2.5 billion but not
exceeding $3.5 billion                              0.375
In excess of $3.5 billion but not
exceeding $5 billion                                0.350
In excess of $5 billion but not
exceeding $6.5 billion                              0.325
Exceeding $6.5 billion                              0.300



Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account         Distribution
                              Maintenance Fee          Fee

Class B                             0.25%              0.50%
Class C                             0.25               0.55
Class D                             0.25                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $   610      $  5,354
Class D                                 4,304        43,464



Merrill Lynch Federal Securities Trust
February 28, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended February 28, 1999, MLPF&S received contingent deferred sales charges of $99,487 and $3,023 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended February 28, 1999, the Trust paid MLSPS $10,831 for security price quotations to compute the net asset value of the Trust.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $773,192,499 and $722,591,341, respectively.

Net realized gains for the six months ended February 28, 1999 and net unrealized gains (losses) as of February 28, 1999 were as follows:


                                   Realized      Unrealized
                                    Gains      Gains (Losses)

Long-term investments            $  2,101,508   $   (514,486)
Options purchased                          --          8,763
Options written                            --        (70,102)
                                 ------------   ------------
Total                            $  2,101,508   $   (575,825)
                                 ============   ============


As of February 28, 1999, net unrealized depreciation for Federal income tax purposes aggregated $575,825, of which $16,528,224 related to appreciated securities and $17,104,049 related to depreciated securities. The aggregate cost of investments, including options, at February 28, 1999 for Federal income tax purposes was $1,858,695,223.

Transactions in call options written for the six months ended
February 28, 1999 were as follows:

                                  Nominal Value
                                    Covered by        Premiums
Call Options Written                 Options          Received

Outstanding call options
written, beginning of
period                              5,000,000       $    43,750
Options exercised                  (5,000,000)          (43,750)
                                -------------       -----------
Outstanding call options
written, end of period                     --       $        --
                                -------------       -----------


Transactions in put options written for the six months ended
February 28, 1999 were as follows:


                                  Nominal Value
                                    Covered by        Premiums
Put Options Written                  Options          Received

Outstanding put options
written, beginning of
period                             62,307,095       $        --
Options expired                  (18,493,255)                --
                                -------------       -----------
Outstanding put options
written, end of period             43,813,840       $        --
                                -------------       -----------


4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $35,937,941 and $(123,547,460) for the six months ended February 28, 1999 and for the year ended August 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                      Dollar
Ended February 28, 1999               Shares           Amount

Shares sold                         7,470,250      $ 73,196,000
Shares issued to share-
holders in reinvestment
of dividends         .                 98,549           964,462
                                -------------      ------------
Total issued                        7,568,799        74,160,462
Shares redeemed                   (10,206,926)      (99,910,120)
                                -------------      ------------
Net decrease                       (2,638,127)     $(25,749,658)
                                =============      ============



Merrill Lynch Federal Securities Trust
February 28, 1999


Class A Shares for the Year                            Dollar
Ended August 31, 1998                 Shares           Amount

Shares sold                        13,202,465      $128,750,132
Shares issued to share-
holders in reinvestment
of dividends                          254,895         2,485,246
                                -------------      ------------
Total issued                       13,457,360       131,235,378
Shares redeemed                   (13,982,880)     (136,346,353)
                                -------------      ------------
Net decrease                         (525,520)     $ (5,110,975)
                                =============      ============


Class B Shares for the Six Months                      Dollar
Ended February 28, 1999               Shares           Amount

Shares sold                        20,012,750      $196,273,125
Shares issued to share-
holders in reinvestment
of dividends                        1,019,210         9,972,128
                                -------------      ------------
Total issued                       21,031,960       206,245,253
Automatic conversion of
shares                             (1,241,810)      (12,145,754)
Shares redeemed                   (13,718,689)     (134,252,368)
                                -------------      ------------
Net increase                        6,071,461      $ 59,847,131
                                =============      ============


Class B Shares for the Year                            Dollar
Ended August 31, 1998                 Shares           Amount

Shares sold                        19,836,450      $193,489,767
Shares issued to share-
holders in reinvestment of
dividends                           1,975,074        19,252,425
                                -------------      ------------
Total issued                       21,811,524       212,742,192
Automatic conversion of
shares                             (3,018,862)      (29,418,409)
Shares redeemed                   (24,498,009)     (238,728,047)
                                -------------      ------------
Net decrease                       (5,705,347)     $(55,404,264)
                                =============      ============


Class C Shares for the Six Months                      Dollar
Ended February 28, 1999               Shares           Amount

Shares sold                         3,124,832      $ 30,625,188
Shares issued to share-
holders in reinvestment of
dividends                              90,860           888,782
                                -------------      ------------
Total issued                        3,215,692        31,513,970
Shares redeemed                    (1,967,202)      (19,250,894)
                                -------------      ------------
Net increase                        1,248,490      $ 12,263,076
                                =============      ============



Class C Shares for the Year                            Dollar
Ended August 31, 1998                 Shares           Amount

Shares sold                         3,350,763      $ 32,718,073
Shares issued to share-
holders in reinvestment of
dividends                             104,882         1,022,406
                                -------------      ------------
Total issued                        3,455,645        33,740,479
Shares redeemed                    (2,042,370)      (19,919,667)
                                -------------      ------------
Net increase                        1,413,275      $ 13,820,812
                                =============      ============


Class D Shares for the Six Months                      Dollar
Ended February 28, 1999               Shares           Amount

Shares sold                         6,399,197      $ 62,736,291
Automatic conversion of
shares                              1,241,810        12,145,754
Shares issued to share-
holders in reinvestment of
dividends                           1,144,117        11,194,965
                                -------------      ------------
Total issued                        8,785,124        86,077,010
Shares redeemed                    (9,855,034)      (96,499,618)
                                -------------      ------------
Net decrease                       (1,069,910)     $(10,422,608)
                                =============      ============


Class D Shares for the Year                           Dollar
Ended August 31, 1998                 Shares          Amount

Shares sold                        12,691,687      $123,584,021
Automatic conversion of
shares                              3,019,197        29,418,409
Shares issued to share-
holders in reinvestment of
dividends                           2,664,814        25,974,732
                                -------------      ------------
Total issued                       18,375,698       178,977,162
Shares redeemed                   (26,253,382)     (255,830,195)
                                -------------      ------------
Net decrease                       (7,877,684)     $(76,853,033)
                                =============      ============


5. Capital Loss Carryforward:
At August 31, 1998, the Trust had a net capital loss carryforward of approximately $194,878,000, of which 178,146,000 expires in 2003 and $16,732,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $30,072,560 has been reclassified to paid-in capital in excess of par.